JELD-WEN, Inc. 2645 Silver Crescent Drive, Charlotte, NC 28273 USA www.corporate.jeld- wen.com JELD-WEN Announces Strategic Review of its Europe Business CHARLOTTE, N.C., Nov. 3, 2025 — JELD-WEN Holding, Inc. (NYSE: JELD), a leading global manufacturer of building products, today announced it has initiated a comprehensive review of strategic alternatives for its Europe business. “We are advancing our strategic priorities with a clear focus on driving long-term value,” said William J. Christensen, Chief Executive Officer of JELD-WEN. “As part of this effort, JELD- WEN is assessing a range of options for our Europe business, which accounted for $1.1 billion, or approximately 28 percent of our global revenue in 2024. This initiative reflects our commitment to optimizing our portfolio and aligning resources to best support sustainable performance over time.” Christensen added, “Our European business has delivered strong performance and holds leading positions in key markets. With a solid foundation for future growth, this strategic review will explore opportunities to unlock additional value, ensuring we continue to serve the best interests of our stakeholders.” JELD-WEN Europe is a leading designer, manufacturer, and distributor of interior and exterior doors and door sets in wood and steel. It is comprised of 23 manufacturing locations and employs approximately 6,000 people across the UK, France, Central Europe, and Northern Europe. Offerings include fire-rated and security solutions under market- leading brands such as BOS®, DANA®, Domoferm®, Dooria®, HSE®, JELD-WEN®, Kellpax®, Kilsgaard®, Swedoor®, and Zargag®. No assurances can be given regarding the outcome or timing of the review, but JELD-WEN plans to conduct this process expeditiously. The company does not intend to make any further comment unless and until it determines that further disclosure is material and appropriate for disclosure or as may be required by law. About JELD-WEN Holding, Inc. JELD-WEN Holding, Inc. (NYSE: JELD) is a leading global designer, manufacturer and distributor of high-performance interior and exterior doors, windows, and related building Exhibit 99.2 products serving the new construction and repair and remodeling sectors. Based in Charlotte, North Carolina, JELD-WEN operates facilities in 14 countries in North America and Europe and employs approximately 16,000 associates dedicated to bringing beauty and security to the spaces that touch our lives. The JELD-WEN family of brands includes JELD-WEN® worldwide, LaCantina® and VPI™ in North America, and Swedoor® and DANA® in Europe. For more information, visit corporate.JELD-WEN.com or follow us on LinkedIn. Forward-Looking Statements This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are generally identified by the use of forward-looking terminology, including the terms "anticipate," "believe," "continue," "could," "estimate," "expect," "intend," "likely," "may," "plan," "possible," "potential," "predict," "project," "should," "target," "will," "would" and, in each case, their negative or other various or comparable terminology. All statements other than statements of historical facts are forward-looking statements, including statements regarding our business strategies and ability to execute on our plans, market potential, future financial performance, customer demand, the potential of our categories, brands and innovations, the impact of our strategic transformation journey, footprint rationalization, cost reduction and modernization initiatives, the impact of acquisitions and divestitures on our business and our ability to maximize value and integrate operations, our pipeline of productivity projects, the estimated impact of tax reform on our results, geopolitical and economic uncertainty, security breaches and other cybersecurity incidents, impacts on our business from weather and climate change, litigation outcomes, and our expectations, beliefs, plans, objectives, prospects, assumptions, or other future events, all of which involve risks and uncertainties that could cause actual results to differ materially. For a discussion of these risks and uncertainties and other factors, please refer to our Annual Report on Form 10-K for the year ended December 31, 2024, Quarterly Reports on Form 10-Q filed in 2025 and our other filings with the U.S. Securities and Exchange Commission. The forward-looking statements included in this release are made as of the date hereof, and we undertake no obligation to update any forward-looking statements, except as required by law. Media Contact: JELD-WEN Holding, Inc. Melissa Farrington Vice President, Enterprise Communications

262-350-6021 mfarrington@jeldwen.com Investor Relations Contact: James Armstrong Vice President, Investor Relations 704-378-5731 jarmstrong@jeldwen.com